UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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TAYLOR MORRISON HOME CORPORATION

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2020 TAYLOR MORRISON HOME CORPORATION (TMHC) TAYLOR MORRISON HOME CORPORATION (TMHC) 4900 N. SCOTTSDALE ROAD, SUITE 2000 SCOTTSDALE, AZ 85251 Meeting Information Meeting Type: Annual Meeting For holders as of: April 1, 2020 Date: May 28, 2020 Time: 8:00 AM, PT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TMHC2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TMHC2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Our Board has fixed the close of business on April 1, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of these stockholders will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/TMHC2020. See the reverse side of this notice to obtainproxy materials and voting instructions. D08844-P36865

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/TMHC2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D08845-P36865

Voting Items The Board of Directors recommends you vote FOR the following director nominees: 1. Election of Directors Nominees: 01) Jeffry L. Flake 05) Anne L. Mariucci 02) Gary H. Hunt 06) Andrea Owen 03) Peter Lane 07) Sheryl D. Palmer 04) William H. Lyon 08) Denise F. Warren The Board of Directors recommends you vote FOR proposals 2 and 4 and 1 YEAR on proposal 3. 2. Advisory vote to approve the compensation of the Company’s named executive officers. 3. Advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers. 4. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting. D08846-P36865

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